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                                                               EXHIBIT 10.3

                             CELEBRATE EXPRESS, INC.
                        2004 EMPLOYEE STOCK PURCHASE PLAN

      1.    ESTABLISHMENT OF PLAN.

      Celebrate Express, Inc. (the "COMPANY") proposes to grant options for purchase of the Company's Common Stock (the "COMMON STOCK") to eligible employees of the Company and its Participating Subsidiaries (as hereinafter defined) pursuant to this 2004 Employee Stock Purchase Plan (this "PLAN"). For the purposes of this Plan, "Parent Corporation" and "Subsidiary" shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "CODE"). "Participating Subsidiaries" are Parent Corporations or Subsidiaries that the Board of Directors of the Company (the "BOARD") designates from time to time as corporations that shall participate in this Plan. The Company intends this Plan to qualify as an "employee stock purchase plan" under
Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein.

      2.    NUMBER OF SHARES.

      The total number of shares of Common Stock initially reserved and available for issuance pursuant to this Plan shall be 200,000 (the "SHARE LIMIT"), subject to adjustments effected in accordance with Section 15 of this Plan. Notwithstanding the foregoing and subject to Section 15, the Share Limit shall automatically increase on June 1, 2006, and June 1 of each year thereafter until and including January 1, 2010 (unless the Plan is terminated earlier in accordance with the provisions hereof) by the "ANNUAL INCREASE" which shall consist of a number of shares equal to the lesser of (i) 200,000, (ii) two percent (2%) of the number of shares of common stock of the Company issued and outstanding on the immediately preceding December 31, or (iii) a lesser number determined by the Committee, (as hereinafter defined) prior to such January 1; provided, however, that the total number of shares available for issuance under the Plan shall not exceed the initial Share Limit plus the maximum potential cumulative Annual Increase. The Board may at such time as it deems necessary implement a substantially similar plan for employees resident outside the United States ("FOREIGN PLAN") in which case the Share Limit shall be reduced by the number of shares issued under the Foreign Plan. Shares issued under this Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares reacquired in private transactions or open market purchases, but all shares issued under this Plan and the Foreign Plan shall be counted against the Share Limit.

      3.    PURPOSE.

      The purpose of this Plan is to provide eligible employees of the Company and Participating Subsidiaries with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Participating Subsidiaries, and to provide an incentive for continued employment. For the purposes of this Plan, "employee" shall mean any individual who is an employee of the Company or a Participating Subsidiary. Whether an individual qualifies as an employee shall be determined by the Committee, in its sole discretion.

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The Committee shall be guided by the provisions of Treasury Regulation Section
1.421-7 and Section 3401(c) of the Code and the Treasury Regulations thereunder, with the intent that the Plan cover all "employees" within the meaning of those provisions other than those who are not eligible to participate in the Plan; provided, however, that any determinations regarding whether an individual is an "employee" shall be prospective only, unless otherwise determined by the Committee (as hereinafter defined). Unless the Committee makes a contrary determination, the employees of the Company shall, for all purposes of this Plan, be those individuals who are carried as employees of the Company or a Participating Subsidiary for regular payroll purposes or are on a leave of absence for not more than 90 days. Any inquiries regarding eligibility to participate in the Plan shall be directed to the Committee, whose decision shall be final.

      4.    ADMINISTRATION.

      This Plan shall be administered by the Compensation Committee of the Board (the "COMMITTEE"). Subject to the provisions of this Plan and the limitations of
Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee and its decisions shall be final and binding upon all participants. Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

      5.    ELIGIBILITY.

      Any employee of the Company or the Participating Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under this Plan except the following:

            (a) employees who are not employed by the Company or a Participating Subsidiary prior to the beginning of such Offering Period or prior to such other time period as specified by the Committee, except that employees who are employed on the effective date of the registration statement filed by the Company with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT") registering the initial public offering of the Company's Common Stock shall be eligible to participate in the first Offering Period under the Plan;

            (b) employees who are customarily employed for twenty (20) hours or less per week;

            (c) employees who are customarily employed for five (5) months or less in a calendar year;

            (d) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock

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or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries;

            (e) individuals who provide services to the Company or any of its Participating Subsidiaries as independent contractors who are reclassified as common law employees for any reason except for federal income and employment tax purposes; and

            (f) employees who reside in countries for whom such employees' participation in the Plan would result in a violation under any corporate or securities laws of such country of residence.

      6.    OFFERING DATES.

      Except as otherwise provided below, the offering periods of this Plan (each, an "OFFERING PERIOD") shall be of six (6) months duration commencing on April 1 and October 1 of each year and ending on March 31 and September 30 of each year; provided, however, that the first such Offering Period shall commence on the first business day on which price quotations for the Company's Common Stock are available on the Nasdaq National Market (the "FIRST OFFERING DATE") and shall end on March 31, 2005 (the "FIRST OFFERING PERIOD") and there will therefore be no Offering Period commencing on October 1, 2004. The first business day of each Offering Period is referred to as the "OFFERING DATE." The last business day of each Offering Period is referred to as the "PURCHASE DATE." The Committee shall have the power to change the Offering Dates, the Purchase Dates and the duration of Offering Periods without shareholder approval if such change is announced prior to the relevant Offering Period or prior to such other time period as specified by the Committee; provided, however, that no Offering Period shall have a duration of more than twenty-seven (27) months.

      7.    PARTICIPATION IN THIS PLAN.

      Eligible employees may become participants in an Offering Period under this Plan on the Offering Date, after satisfying the eligibility requirements, by delivering a subscription agreement to the Company prior to such Offering Date, or such other time period as specified by the Committee; provided, however, that all eligible employees employed on the First Offering Date shall be automatically enrolled in the First Offering Period. Notwithstanding the foregoing, (i) after the filing of an effective Registration Statement pursuant to Form S-8 for shares under the Plan, an eligible employee may elect to decrease the number of shares of Common Stock that such employee would otherwise be permitted to purchase pursuant to Section 8 below for the First Offering Period and/or may elect or may as a condition to remaining in the Plan be required to elect to purchase shares of Common Stock for the First Offering Period through payroll deductions by delivering a subscription agreement to the Company within thirty (30) days following the First Offering Date; and (ii) the Committee may set a later time for delivering the subscription agreement authorizing payroll deductions for all eligible employees with respect to a given Offering Period. Except as provided above with respect to the First Offering Period, an eligible employee who does not deliver a subscription agreement to the Company after becoming eligible to participate in an Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in this Plan by delivering a subscription agreement with the Company prior to such Offering Period, or such other time period as specified by the Committee. Once an employee becomes a participant in an Offering Period by filing a subscription agreement, such employee shall automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 12 below. Such participant is not required to file any additional subscription agreement in order to continue participation in this Plan.


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      8.    GRANT OF OPTION ON ENROLLMENT.

      Enrollment by an eligible employee in this Plan with respect to an Offering Period shall constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Common Stock determined by a fraction, the numerator of which is the amount accumulated in such employee's payroll deduction account during such Offering Period and the denominator of which is the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date (but in no event less than the par value of a share of the Company's Common Stock), or (ii) eighty-five percent (85%) of the fair market value of a share of Common Stock on the Purchase Date (but in no event less than the par value of a share of the Company's Common Stock); provided, however, that for the First Offering Period the numerator shall be fifteen percent (15%) of the eligible employee's compensation for such Offering Period, unless the employee otherwise elects to decrease the percentage of such employee's compensation as provided in Section 7 above; and provided, further, that the number of shares of Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (x) the maximum number of shares set by the Committee pursuant to Section 11(c) below with respect to the applicable Purchase Date, or (y) the maximum number of shares which may be purchased pursuant to Section 11(b) below with respect to the applicable Purchase Date. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 9 below. Notwithstanding the foregoing, in the event of a change in generally accepted accounting principles which would adversely affect the accounting treatment applicable to any current Offering Period, the Committee may make such changes to the number of Shares purchased at the end of the Offering Period or the purchase price paid as are allowable under generally accepted accounting principles and as it deems necessary in the sole discretion of the Committee to avoid or minimize adverse accounting consequences.

      9.    PURCHASE PRICE.

      The purchase price per share at which a share of Common Stock shall be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

            (a)   the fair market value on the Offering Date; or

            (b)   the fair market value on the Purchase Date.

      For the purposes of this Plan, the term "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

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            (a)   if such Common Stock is then quoted on the Nasdaq National
Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

            (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal; or

            (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal.

      Notwithstanding the foregoing, for purposes of the First Offering Date, fair market value shall be the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act.

      10. PAYMENT OF PURCHASE PRICE; CHANGES IN PAYROLL DEDUCTIONS; ISSUANCE OF SHARES.

            (a) The purchase price of the shares is accumulated by regular payroll deductions made during each Offering Period; provided, however, that for the First Offering Period, the purchase price of the shares shall be paid by the eligible employee in cash on the Purchase Date for the First Offering Period unless the eligible employee elects to purchase such shares through payroll deductions, after the filing of an effective Form S-8 registration statement pursuant to the second sentence of Section 7 above, within thirty (30) days following the First Offering Date. The deductions are made as a percentage of the participant's compensation in one percent (1%) increments, not less than one percent (1%), nor greater than fifteen percent (15%), or such lower limit set by the Committee. Compensation shall mean all W-2 cash compensation, including, but not limited to, base salary, wages, bonuses, incentive compensation, commissions, overtime and shift premiums, plus draws against commissions; provided, however that compensation shall not include any long term disability or workmens compensation payments, car allowances, relocation payments or expense reimbursements; and further provided, however, that for purposes of determining a participant's compensation, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Payroll deductions shall commence on the first payday of the Offering Period and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

            (b) A participant may increase or decrease the rate of payroll deductions during an Offering Period by filing with the Company a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing after the Company's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one (1) change to increase and one (1) change to decrease deductions may be made effective during any Purchase Period; provided, however, that a change to decrease payroll deductions to zero shall be governed by Section 10(c) below. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Company a new authorization for payroll deductions prior to the beginning of such Offering Period, or such other time period as specified by the Committee.


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            (c)   A participant may reduce his or her payroll deduction
percentage to zero during an Offering Period by filing with the Company a request for cessation of payroll deductions. Such reduction shall be effective beginning with the next payroll period after the Company's receipt of the request and no further payroll deductions shall be made for the duration of the Offering Period. Payroll deductions credited to the participant's account prior to the effective date of the request shall be used to purchase shares of Common Stock of the Company in accordance with Section 10(e) below. A participant may not resume making payroll deductions during the Offering Period in which he or she reduced his or her payroll deductions to zero.

            (d) All payroll deductions made for a participant are credited to his or her account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

            (e) On each Purchase Date, for so long as this Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date, which notifies the Company that the participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant, as of that date returned to the participant, the Company shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 9 of this Plan. Any cash remaining in a participant's account after such purchase of shares shall be refunded to such participant in cash, without interest; provided, however, that any amount remaining in such participant's account on a Purchase Date which is less than the amount necessary to purchase a full share of Common Stock shall be carried forward, without interest, into the next Offering Period, as the case may be. In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

            (f) As soon as practicable after the Purchase Date, the Company shall issue shares for the participant's benefit representing the shares purchased upon exercise of his or her option.

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            (g)   During a participant's lifetime, his or her option to purchase shares hereunder is exercisable only by him or her. The participant shall have no interest or voting rights in shares covered by his or her option until such option has been exercised.

      11.   LIMITATIONS ON SHARES TO BE PURCHASED.

            (a) No participant shall be entitled to purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan. The Company shall automatically suspend the payroll deductions of any participant as necessary to enforce such limit provided that when the Company automatically resumes such payroll deductions, the Company must apply the rate in effect immediately prior to such suspension.

            (b) No participant shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any Purchase Date. Prior to the commencement of any Offering Period or prior to such time period as specified by the Committee, the Committee may, in its sole discretion, specify a maximum number of shares which may be purchased by any employee at any single Purchase Date (hereinafter the "MAXIMUM SHARE AMOUNT") or change the Maximum Share Amount. The initial Maximum Share Amount under the Plan shall be 4,000 shares. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount prior to the commencement of the next Offering Period. The Maximum Share Amount shall continue to apply with respect to all succeeding Offering Periods unless revised by the Committee as set forth above.

            (c) If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Committee shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each participant affected.

            (d) Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this Section 11 shall be returned to the participant as soon as practicable after the end of the applicable Purchase Period, without interest.

      12.   WITHDRAWAL.

            (a) Each participant may withdraw from an Offering Period under this Plan by signing and delivering to the Company a written notice to that effect on a form provided for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period, or such other time period as specified by the Committee.

            (b) Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in this Plan shall terminate. In the event a participant voluntarily elects to withdraw from this Plan, he or she may

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not resume his or her participation in this Plan during the same Offering
Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth in Section 7 above for initial participation in this Plan.

      13.   TERMINATION OF EMPLOYMENT.

      Termination of a participant's employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee of the Company or of a Participating Subsidiary, shall immediately terminate his or her participation in this Plan. In such event, the payroll deductions credited to the participant's account shall be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 13, an employee shall not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Subsidiary in the case of sick leave, military leave, or any other leave of absence approved by the Board, provided, however that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

      14.   RETURN OF PAYROLL DEDUCTIONS.

      In the event a participant's interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall deliver to the participant all payroll deductions credited to such participant's account. No interest shall accrue on the payroll deductions of a participant in this Plan.

      15.   CAPITAL CHANGES.

      Subject to any required action by the shareholders of the Company, the number and type of shares of Common Stock covered by each option under this Plan which has not yet been exercised and the number and type of shares of Common Stock which have been authorized for issuance under this Plan, including the Annual Increase, but have not yet been placed under option (collectively, the "RESERVES"), as well as the price per share of Common Stock covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from a stock split or the payment of a stock dividend (but only on the Common Stock), any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of any consideration by the Company or other change in the corporate structure or capitalization affecting the Company's present Common Stock; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

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      In the event of the proposed dissolution or liquidation of the Company, the Offering Period shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that this Plan shall terminate as of a date fixed by the Committee and give each participant the right to purchase shares under this Plan prior to such termination. In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the options under this Plan are assumed, converted or replaced by the successor corporation, which assumption shall be binding on all participants), (ii) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (iii) the sale of all or substantially all of the assets of the Company, or (iv) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, the Plan shall continue with regard to Offering Periods that commenced prior to the closing of the proposed transaction and shares shall be purchased based on the Fair Market Value of the surviving corporation's stock on an upcoming Purchase Date, unless otherwise provided by the Committee.

      The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation.

      16.   NONASSIGNABILITY.

      Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by the laws of descent and distribution or as provided in Section 23 below) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

      17.   REPORTS.

      Individual accounts shall be maintained for each participant in this Plan. Each participant shall receive, as soon as practicable after the end of each Offering Period, a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Offering Period.

      18.   NOTICE OF DISPOSITION.

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      Each participant shall notify the Company in writing if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the "NOTICE PERIOD"). The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

      19.   NO RIGHTS TO CONTINUED EMPLOYMENT.

      Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Participating Subsidiary, or restrict the right of the Company or any Participating Subsidiary to terminate such employee's employment.

      20.   EQUAL RIGHTS AND PRIVILEGES.

      All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with
Section 423 or any successor provision of the Code shall, without further act or amendment by the Company, the Committee or the Board, be reformed to comply with the requirements of Section 423. This Section 20 shall take precedence over all other provisions in this Plan.

      21.   NOTICES.

      All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

      22.   TERM; SHAREHOLDER APPROVAL.

      After this Plan is adopted by the Board, this Plan shall become effective on the First Offering Date (as defined above). This Plan shall be approved by the shareholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares pursuant to this Plan shall occur prior to such shareholder approval. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) twenty (20) years from the adoption of this Plan by the Board.

      23.   DESIGNATION OF BENEFICIARY.

            (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under this Plan in the event of such participant's death subsequent to the end of an Purchase Period but prior to delivery to him

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of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under this Plan in the event of such participant's death prior to a Purchase Date.

            (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

      24.   CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES.

      Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      25.   APPLICABLE LAW.

      The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Washington.

      26.   AMENDMENT OR TERMINATION.

      The Board may at any time amend, terminate or extend the term of this Plan, except that any such termination cannot affect options previously granted under this Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the shareholders of the Company obtained in accordance with Section 22 above within twelve (12) months of the adoption of such amendment (or earlier if required by Section 22) if such amendment would:

            (a) increase the number of shares that may be issued under this Plan; or

            (b) change the designation of the employees (or class of employees) eligible for participation in this Plan; or

            (c) otherwise require shareholder approval under applicable law or the requirements of any stock exchange or consolidated listing system on which the Company's stock is then listed.

      Notwithstanding the foregoing, the Board may make such amendments to the Plan as the Board determines to be advisable and which do not cause unfavorable accounting treatment, including changes with respect to current Offering Periods, if the continuation of the Plan or any Offering Period would result in financial accounting treatment for the Plan that is different from the financial accounting treatment in effect on the date this Plan is adopted by the Board.

                             CELEBRATE EXPRESS, INC.

                        2004 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT

                                                             New Election ______
                                                       Change of Election ______

      1. I, ________________________, hereby elect to participate in the Celebrate Express, Inc. 2004 Employee Stock Purchase Plan (the "Plan") for the Offering Period commencing ______________, ____ , and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the terms of the Plan.

      2. I elect to have Contributions in the amount of ____% of my Compensation, as those terms are defined in the Plan, applied to this purchase. I understand that this amount must not be less than 1% and not more than 15% of my Compensation during the Offering Period. (Please note that no fractional percentages are permitted).

      3. I hereby authorize payroll deductions from each paycheck during the Offering Period at the rate stated in Item 2 of this Subscription Agreement. I understand that all payroll deductions made by me shall be credited to my account under the Plan and that I may not make any additional payments into such account. I understand that all payments made by me shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Plan, and that no interest shall accrue on such amounts at any time. I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on the Purchase Date of each Offering Period unless I become ineligible to continue participating in the Plan or I otherwise withdraw from the Plan by giving written notice to the Company for such purpose.

      4. I understand that I may discontinue at any time prior to the Purchase Date my participation in the Plan as provided in Section 10 of the Plan. I understand that I may change the rate of deductions for future Offering Periods by filing a new Subscription Agreement, and any such change will be effective as of the beginning of the next Offering Period. In addition, I acknowledge that, unless I withdraw from the Plan as provided in Section 12 of the Plan or otherwise become ineligible to participate in the Plan, my election as set forth above will continue to be effective for each successive Offering Period.

      5. I have received a copy of the Company's most recent description of the Plan and a copy of the complete "Celebrate Express, Inc. 2004 Employee Stock Purchase Plan." I understand that my participation in the Plan is in all respects subject to the terms of the Plan, which governs the terms of this Subscription Agreement.

      6. Shares purchased for me under the Plan should be issued in the name(s) of (name of employee or employee and spouse only):

            _________________________________

            _________________________________

      7. I understand that this tax summary is only a summary and is subject to change. I further understand that I should consult a tax advisor concerning the tax implications of the purchase and sale of stock under the Plan.

      Early Disposition (Prior to Expiration of Holding Periods): I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or within 1 year after the Purchase Date, I will be treated for federal income tax purposes as having received ordinary compensation income at the time of such disposition in an amount equal to the excess of the fair market value of the shares on the Purchase Date over the price which I paid for the shares, regardless of whether I disposed of the shares at a price less than their fair market value at the Purchase Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

      I hereby agree to notify the Company in writing within 30 days after the date of any such disposition, and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company shall be entitled, to the extent required by applicable law, to withhold from my Compensation any amount necessary to comply with applicable tax withholding requirements with respect to the purchase or sale of shares under the Plan.

      Disposition After Holding Periods: If I dispose of such shares at any time after expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received compensation income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (b) 15% of the fair market value of the shares on the Offering Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

      8. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

NAME (print): _________________________

SIGNATURE:    _________________________

SOCIAL SECURITY #: ____________________

DATE: _________________________________

SPOUSE'S SIGNATURE (necessary
if beneficiary is not spouse):

___________________________________
(Signature)
___________________________________
(Print name)

                             CELEBRATE EXPRESS, INC.

                        2004 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL

      I, __________________________, hereby elect to withdraw my participation in the Celebrate Express, Inc. 2004 Employee Stock Purchase Plan (the "Plan") for the Offering Period that began on _________ ___, _____. This withdrawal covers all Contributions credited to my account and is effective on the date designated below.

      I understand that all Contributions credited to my account will be paid to me within ten (10) business days of receipt by the Company of this Notice of Withdrawal and that my option for such Offering Period will automatically terminate, and that no further Contributions for the purchase of shares can be made by me during such Offering Period.

      I further understand and agree that I shall be eligible to participate in succeeding offering periods only by delivering to the Company a new Subscription agreement.

Dated:___________________

      ___________________________________
      Signature of Employee
      ___________________________________
      Social Security Number

                             CELEBRATE EXPRESS, INC.

                        2004 EMPLOYEE STOCK PURCHASE PLAN

                             BENEFICIARY DESIGNATION

      In the event of my death, I hereby designate the following as my beneficiary to receive all payments and shares due to me under the Celebrate Express, Inc. 2004 Employee Stock Purchase Plan. I understand that my Beneficiary Designation will be effective upon acknowledgement of receipt by Celebrate Express, Inc.

BENEFICIARY:

NAME:  (Please print)

_____________________________________       Relationship: __________________

(First) (Middle) (Last)

_____________________________________
 (Address)

_____________________________________

SIGNATURE: _____________________________          DATE: ____________________

Print Name: ____________________________

SOCIAL SECURITY #:______________________

SPOUSE'S SIGNATURE (necessary if beneficiary is not Employee's spouse):

______________________________
(Signature)
______________________________
(Print name)

MAIL OR DELIVER THIS FORM TO:

             ACKNOWLEDGEMENT OF RECEIPT BY CELEBRATE EXPRESS, INC.:

By: _______________________________ Dated: _____________________
Title:

                                       2